UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2007

ALABAMA NATIONAL BANCORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25160	63-1114426
(State of Incorporation)	(Commission File Number)	(IRS Employer IdentificationNumber)

1927 First Avenue North, Birmingham, Alabama 35203
(Address of principal executive offices, including zip code)

(205) 583-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02.         Results of Operations and Financial Condition.

On July 24, 2007, Alabama National BanCorporation issued a press release announcing financial results for the six months and quarter ended June 30, 2007. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Exhibit
	99.1	Press Release dated July 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alabama National Bancorporation
By:	/s/ William E. Matthews, V
William E. Matthews, V Executive Vice President and Chief Financial Officer

Dated: July 24, 2007

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Press Release dated July 24, 2007*

*  This exhibit is furnished to, but not filed with, the Commission by inclusion herein.